Rule 497(e)
                                                       Registration No. 33-45959

                                  E.I.I. REALTY
                                 SECURITIES FUND

                              Institutional Shares


                       INVESTMENT PROSPECTUS & APPLICATION


                                  888-323-8912

E.I.I. REALTY SECURITIES FUND

o WHY REAL ESTATE? Investments in real estate offer the following benefits over investments in other asset classes:

     o    Relatively low historical correlation to the equity market
     o Relatively high levels of potential current income from contractual rental streams
     o A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants

o WHY REAL ESTATE SECURITIES? An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

     o    Diversification of risk of real estate investments

     o Market pricing of publicly-traded shares (instead of appraisal-based valuations)

     o Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing

o WHY E.I.I.? E.I.I. and its parent company, European Investors Incorporated, have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade and have consistently outperformed their primary benchmark (the NAREIT Equity Index) by an average margin of more than 300 basis points on an annualized basis, before fees.

[Mountain chart & key]

Performance is shown net of a 1% management fee, as well as all brokerage and trading expenses. The Composite includes all of the real estate securities accounts of E.I.I. and European Investors Incorporated except for: (i) foreign funds where the performance is stated net of fees and withholding taxes and is therefore not comparable and (ii) new accounts where the cash position is not yet comparable to other portfolios and certain accounts with unique objectives and restrictions. As these accounts become fully invested they are added to the Composite.

                          E.I.I. REALTY SECURITIES FUND
                                   Prospectus
                                  June 8, 1998
                       General Information (888) 323-8912

                                Table of Contents


Fund Expenses.................................................................3
Introduction..................................................................4
Fund Description..............................................................6
Securities in Which the Fund Invests..........................................8
Risk Factors..................................................................9
Other Information About the Fund.............................................10
Investing with E.I.I.........................................................13
The Organization, Management, and Service Providers of the Fund..............16
Additional Information.......................................................16
Other Securities in Which the Fund May Invest and Investment Techniques......17

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

The following information is provided to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES
                     (AS A PERCENTAGE OF THE OFFERING PRICE)

Sales Charge Imposed on Purchases                                       None
Sales Charge Imposed on Reinvested                                      None
Dividends
Deferred Sales Charge                                                   None
Redemption Fees                                                         None
Exchange Fees                                                           None


You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. These expenses are charged directly to the Fund. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on projected expenses of the Fund.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                Institutional
                                                                Shares
Management Fees                                                 0.75%
Administration Fees                                             0.15%*
Shareholder Servicing Fees                                      0.00%
Rule 12b-1 Distribution Fees                                    0.00%
Other Expenses                                                  0.10%
Total Fund Operating Expenses                                   1.00%


* After fee waiver. Without the fee waiver, the Administration Fee would have been 0.25%.

The following example, which is in the prospectus of every mutual fund, is intended to provide investors with an opportunity to compare the expenses of the Fund to the expenses of other mutual funds. The example is only an illustration and does not depict the actual expenses or returns of the Fund. The expenses used in the example are those listed in the Annual Fund Operating Expenses
Table. The example assumes a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

                                                Institutional
                                                Shares
            1 Year                                $10
            3 Years                               $32

INTRODUCTION

This prospectus describes the E.I.I. Realty Securities Fund (the "Fund"), a series of the E.I.I. Realty Securities Trust. The Fund is a non-diversified, open-end investment management company. This prospectus explains the objectives, policies, strategies, and risks of the Fund. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (the "SAI") describing the Fund also is available for your review. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into, and is legally a part of, this prospectus. If you would like a free copy of the SAI, please request one by calling us at (888) 323-8912. Additional information, including this Prospectus and the SAI, may be obtained by accessing the Internet Web site maintained by the SEC (http://www.sec.gov).

Investment Objective and Policies

The investment objective of the Fund is to provide the diversification and total return potential of investments in real estate. The Fund will seek to achieve this objective by buying the shares of companies whose business it is to own, operate, develop, and manage real estate. Typically, an investment in commercial real estate provides a significant current return, with additional appreciation potential. As such, a critical objective of the Fund is to achieve total returns which include a significant component of current income, which may serve to provide portfolio stability during periods of overall market fluctuations. (Over the 10 year period ending 12/31/97, the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index achieved an annualized total return of 14.17%, which was comprised of 8.15% in current income and 5.57% of capital appreciation.) Capital appreciation within the Fund also will be pursued by targeting companies with the highest risk-adjusted total return potential. The Fund intends to invest at least 80% of its assets in the securities of companies in the real estate industry, with a primary emphasis on Real Estate Investment Trusts ("REITs"). In addition, the Fund may invest in other securities as described in "Other Investments."

The Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

E.I.I. Realty Securities, Inc. ("E.I.I."), the Fund's investment adviser, believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors. In addition, E.I.I. believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a diversified portfolio of real estate securities. Real estate securities, and more specifically, REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally- managed real estate in an investment portfolio.

WHY REAL ESTATE? Investments in real estate offer the following benefits over investments in other asset classes:

     o    Relatively low historical correlation to the equity market

     o Relatively high levels of potential current income from contractual rental streams

     o A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants

WHY REAL ESTATE SECURITIES? An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

     o    Diversification of risk of real estate investments

     o Market pricing of publicly-traded shares (instead of appraisal-based valuations)

     o Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing

WHY E.I.I.? E.I.I. and its parent company, European Investors Incorporated, have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade and have consistently outperformed their primary benchmark (the NAREIT Equity Index) by an average margin of more than 300 basis points on an annualized basis, before fees. The collective client base of E.I.I. and European Investors Incorporated includes an array of investors ranging from foreign and domestic high net worth individuals to U.S.
foundations, endowments, and corporate pension plans. In addition, European Investors Incorporated serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

The chart below shows the historical performance of all of the real estate accounts managed by E.I.I. and European Investors Incorporated, which have substantially the same investment objective as the Fund. E.I.I. manages domestic accounts and European Investors Incorporated manages offshore accounts using the same personnel and philosophy. The data, calculated on an average annual total return basis, is provided to illustrate E.I.I.'s past performance in managing accounts in accordance with the same investment objective, policies, and strategies as those of the Fund. These accounts consist of separate and distinct portfolios and their performance is not indicative of past or future performance of the Fund. As of June 8, 1998, the Fund had not commenced investment operations and therefore did not have a performance record of its own.


PAST PERFORMANCE OF ALL REAL ESTATE SECURITIES ACCOUNTS OF E.I.I. REALTY SECURITIES (E.I.I.) & EUROPEAN INVESTORS INCORPORATED
           REAL ESTATE SECURITIES COMPOSITE AS OF DECEMBER 31, 1997 ANNUAL RETURNS THROUGH DECEMBER 31,

                                1988     1989     1990    1991    1992    1993    1994   1995    1996   1997     Standard
                                                                                                                 Deviation

E.I.I. Composite*               13.06%  12.09%  -11.69%  34.39%  19.34%  19.60%  6.53%  17.06%  35.80%  22.15%   13.61%
Wilshire Real Estate Securities 24.18%   2.37%  -33.46%  20.03%   7.40%  15.23%  1.64%  13.65%  36.87%  19.80%   18.79%
NAREIT Equity Index             13.49%   8.84%  -15.35%  35.70%  14.59%  19.65%  3.17%  15.27%  35.27%  20.26%   14.87%

CUMULATIVE RETURNS              1988    1989     1990    1991    1992    1993     1994     1995      1996      1997
E.I.I. Composite*               13.06%  26.73%   11.92%  50.41%  79.50%  114.68%  128.70%  167.71%   263.53%   344.04%
Wilshire Real Estate Securities 24.18%  27.12%  -15.41%   1.54%   9.05%   25.66%   27.73%   45.16%    98.68%   138.01%
NAREIT Equity Index             13.49%  23.52%    4.56%  41.88%  62.58%   94.54%  100.70%  131.34%   212.93%   276.33%

CUMULATIVE SUMMARY
                                  1 Year  3 Year   5 Year   10 Year
E.I.I. Composite*                 22.15%  94.20%  147.40%   344.00%
Wilshire Real Estate Securities   19.80%  86.35%  137.17%   138.01%
NAREIT Equity Index               20.26%  87.51%  131.84%   276.33%



*The above performance is calculated on a time weighted basis by geometrically linking each quarter in the year and is shown net of fees. This method of calculation differs from the SEC method. These accounts were not subject to the restrictions and diversification requirements of the Investment Company Act of 1940, as amended, or the restrictions and diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. However, these accounts historically have been run in a manner that would have been in compliance with these restrictions and requirements but for the fact that income was predominantly reinvested rather than distributed as required by Subchapter
M. If the accounts had been subject to these restrictions and requirements, the returns might have been adversely affected.

[Mountain chart and key]

Performance is shown net of a 1% management fee, as well as all brokerage and trading expenses. The Composite includes all of the real estate securities accounts of E.I.I. and European Investors Incorporated except for: (i) foreign funds where the performance is stated net of fees and withholding taxes and is therefore not comparable and (ii) new accounts where the cash position is not yet comparable to other portfolios and certain accounts with unique objectives and restrictions. As these accounts become fully invested they are added to the Composite.

FUND DESCRIPTION

Investment Philosophy

E.I.I.'s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies which it deems to be of the highest quality available in the marketplace. In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

     o    Experienced,  dedicated  management  teams  are in  place  which  have
          significant   inside   ownership  of  shares,   have  capital  markets
          expertise, and have a pro-shareholder orientation

     o The companies have long-term strategies which position them for sustainable cash flow growth

     o The balance sheets of the individual companies are positioned to enable significant growth

Investment Policies

The Fund will pursue its investment objective by investing at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) which are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. Principally engaged means at least 50% of a company's revenues are derived from such real estate activities or at least 50% of the fair market value of a company's assets are invested in real estate.

Under normal market conditions, the Fund will invest substantially all of its assets in:

     o Income producing real estate securities (including equity, mortgage, and hybrid REITs)

     o    Real Estate Operating Companies ("REOCs")

     o Securities convertible into common stocks (including convertible preferred stocks, rights, warrants, etc.) of real estate companies

     o Real estate related fixed-income securities (such as convertible debentures, unsecured debentures, mortgage backed securities, etc.)

The Fund also may invest:

     o up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities

Investment Strategies

E.I.I.'s investment process employs a combination of a "top-down," macro level analysis by its Investment Committee, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies by its analyst team.

Investment Committee Decision Process:

E.I.I.'s Investment Committee analyzes national and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial, and office properties. In addition, the Investment Committee makes assessments of the economic environment, securitization trends, etc., and then derives an investment strategy formulated to take advantage of perceived opportunities.

Analyst Team Decision Process:

E.I.I.'s analyst team tracks a universe of more than 125 individual companies which are analyzed for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns. E.I.I.'s analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:

          o    Management strength
          o    Business strategy
          o    Financial strength
          o    Competitive advantages within the marketplace

Quantitative Analysis:

          o    Cash flow and dividend growth prospects
          o    Risk-adjusted    total   return   expectations   using   numerous
               methodologies
          o Real estate analysis using capitalization rates, values on a square footage basis, etc.
          o    Balance sheet strength and relative cost of capital

Integral parts of E.I.I.'s investment process include:

          o performing individual property and market evaluations which are important to understanding the company's portfolio
          o verifying that the company's assets are consistent with management's stated strategy
          o finding and reviewing any problems relating to the company's properties
          o evaluating the company's properties and their position in the markets
          o    assessing the quality of property management.

About the Investment Adviser

The Fund has entered into an investment advisory agreement with E.I.I. E.I.I. was formed in 1993 and is a registered investment adviser providing real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services. From these combined efforts, European Investors Incorporated determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors. European Investors Incorporated commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.

E.I.I. and European Investors Incorporated collectively have a diversified client base that includes investors in twelve countries, encompassing taxable and tax-exempt investors, individuals, and institutions, including over 60 domestic institutional investors. As of December 31, 1997, the combined companies have approximately $1.6 billion invested in real estate securities on behalf of clients. They also manage several offshore real estate investment funds with assets of approximately $300 million.

Portfolio Management Personnel

RICHARD J. ADLER is a Managing Director of E.I.I. Mr. Adler serves as investment strategist for E.I.I. and co-portfolio manager of the Fund, to which he provides investment strategy as well as expertise in convertible and other securities. Mr. Adler is a 1968 graduate of Yale University with a B.A. degree in Economics and earned an M.B.A. from Harvard Business School with Honors in 1973. He has served as an officer in the U.S. Navy and was a Vice President of Goldman, Sachs & Co. in New York from 1973 to 1983, where he worked with foreign investors.

CYDNEY C. DONNELL is a Managing Director of E.I.I. Ms. Donnell serves as co-portfolio manager of the Fund, jointly responsible for its day-to-day operations. Ms. Donnell has served as a REIT analyst or portfolio manager for E.I.I. since the inception of its real estate securities investment management business in 1987. Prior to joining E.I.I., Ms. Donnell was a real estate lending officer at Republic Bank Corporation from 1983 to 1986. Ms. Donnell graduated magna cum laude from Texas A&M in 1981 with a degree in Finance and received an M.B.A. from Southern Methodist University in 1982. She has served as a member of the NAREIT Board of Governors.

DAVID P. O'CONNOR is a Managing Director of E.I.I. Mr. O'Connor serves as co-portfolio manager of the Fund, jointly responsible for its day-to-day operations. Mr. O'Connor has served as a REIT analyst or co- portfolio manager for E.I.I. since February, 1994. Prior to joining E.I.I., Mr. O'Connor served as an investment executive at Kidder, Peabody, and Co., Inc., where he specialized in real estate securities. From 1987 to 1992, Mr. O'Connor was employed by a management affiliate of Presidential Realty Corp. (an AMEX Listed REIT) and subsequently served as a real estate analyst at Lane Webber Properties, a private real estate development and investment firm. Mr. O'Connor is a 1986 graduate of the Boston College School of Management and received an M.S. in Real Estate Development and Investment from New York University.

SECURITIES IN WHICH THE FUND INVESTS

A REIT is a corporation or a business trust that combines the capital of many investors for investment primarily in income-producing real estate or real estate-related loans or interests. The shares of a REIT are often freely traded on a major stock exchange. A REIT must meet certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), in which case it generally does not pay federal corporate income tax. Generally, a REIT is required to invest a substantial portion of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Most states honor this federal income tax treatment and do not require REITs to pay state income tax. As a result, nearly all of a REIT's income can be distributed to shareholders without the imposition of a corporate level income tax. However, unlike a partnership, a REIT cannot pass its tax losses through to its investors.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs

The Fund will invest predominantly in equity REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "Investment Company Act").

For more information about other securities in which the Fund can invest, see "Other Securities in Which the Fund May Invest and Investment Techniques" and the SAI.

PORTFOLIO TURNOVER

It is anticipated that the portfolio turnover rate for the Fund in any one year will not exceed 60%, which is lower than the turnover rate for many comparable real estate securities funds. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains.

RISK FACTORS

The Fund is designed for long-term investors. The Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities, real estate securities, foreign securities, and fixed-income securities. In addition, the Fund is subject to the risks related to direct investment in real estate. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

This prospectus describes some of the risks that you may assume as an investor in the Fund. Some limitations on the Fund's investments are described in the section that follows. "Other Securities in Which the Fund May Invest and Investment Techniques" at the end of this prospectus provides additional information on the securities in which the Fund can invest. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate.

THE FOLLOWING RISKS ARE COMMON TO ALL MUTUAL FUNDS:

                  MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

                  MANAGER RISK is the risk that the Fund's investment adviser may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Fund's investment adviser may fail to execute an investment strategy effectively and thus fail to achieve its objective.

THE FOLLOWING RISK IS COMMON TO MUTUAL FUNDS THAT INVEST IN EQUITY SECURITIES:

                  EQUITY RISK is the risk that the value of a security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

THE  FOLLOWING  RISKS ARE  COMMON TO MUTUAL  FUNDS  THAT  INVEST IN REAL  ESTATE
SECURITIES:

                  REAL ESTATE RISK is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.

                  REGULATORY RISK is the risk  that  certain  REITs  may fail to qualify for pass-through of income under federal tax law or to maintain their exemption from the registration requirements under federal securities laws.

THE  FOLLOWING  RISKS  ARE  COMMON  TO  MUTUAL  FUNDS  THAT  INVEST  IN  FOREIGN
SECURITIES:

                  FOREIGN ISSUER RISK is the risk that foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.

                  CURRENCY RISK is the risk that  fluctuations  in the  exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

THE  FOLLOWING  RISKS ARE  COMMON TO MUTUAL  FUNDS THAT  INVEST IN FIXED  INCOME
SECURITIES:

                  INTEREST RATE  RISK.  The  value  of a fixed  income  security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

                  INFLATION RISK is the  risk  that  inflation  will  erode  the purchasing power of the cash flows generated by fixed income securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

                  REINVESTMENT RISK is the risk  that  when  interest  income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

                  CREDIT (OR DEFAULT) RISK is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

OTHER INFORMATION ABOUT THE FUND

DIVERSIFICATION REQUIREMENTS

The SEC and IRS have certain requirements with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the SAI.

o SEC Requirement: The Fund is not "diversified" according to certain federal securities provisions regarding diversification of its assets. As a non-diversified investment company, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

o IRS Requirement: The Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Investment Performance

The performance of the Fund may be advertised by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Performance information is contained in the annual and semi-annual reports. You may obtain a copy of the annual and semi-annual reports free of charge by calling (888) 323-8912.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net interest income throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share. To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares. This takes into account the Fund's dividend distributions, if any. The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return. Yield is a measure of net dividend income. Average annual total return is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year. Total return is the sum of all parts of the Fund's investment return. Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today.

Past performance does not guarantee future results. You may obtain the current 30-day yield by calling (888) 323-8912. Shareholder Servicing representatives are available from 8:00 a.m. to 6:00 p.m. Eastern time Monday through Friday.

Share Price

The Fund's daily share price, called its net asset value (the "NAV") is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. The Fund's NAV is calculated each business day as of the close of the New York Stock Exchange (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                         NAV = Total Assets Liabilities
                      -------------------------------------
                                Number of Shares
                                   Outstanding

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any net capital gains realized as dividends at least annually. Distributions can be received in one of the following ways:

REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.

CASH OPTION: A check will be mailed to you no later than 7 days after the pay date.

INCOME EARNED OPTION: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.


DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a dividend will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call the Transfer Agent at (888) 323-8912.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

o The Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders.

o Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.

o Dividends from interest on certain U.S. Government obligations held by the Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.

o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

o Generally, any gain or loss from a sale (redemption) of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year. If you are an individual, your long-term capital gain will be taxed at the lowest rate applicable to capital gains if you held your shares for more than 18 months at the time of the sale or redemption.

o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

o You should review the more detailed discussion of federal income tax considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

INVESTING WITH E.I.I.

The following sections describe how to open an account, how to access information on your account, and how to purchase, exchange, and redeem shares of the Fund.

INSTITUTIONAL  SHARES.  The  minimum  investment  for  Institutional  Shares  is
$1,000,000. This minimum may be reduced to certain institutional clients of E.I.I. in E.I.I.'s sole discretion. Employees and officers of E.I.I. and its affiliates and immediate family members can purchase Institutional Shares without being subject to the minimum investment.

How to Purchase Shares

Shares can be purchased in a number of different ways. You can send in your investment by check or wire transfer. All you need to do to get started is to fill out an application.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account. If you would like to make additional investments after your account is already established, use the Investment Stub attached to your statement and send it with your check to the address indicated.

SYSTEMATIC INVESTMENT PLAN

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank account information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of the Fund.

SYSTEMATIC WITHDRAWAL PLAN

To enroll in the Systematic Withdrawal Plan, you should check this box on the Account Application. This option permits investors to request withdrawal of a specified dollar amount (minimum of $500) on either a monthly, quarterly, or annual basis. We will need your bank account information and the amount and frequency of your withdrawal. You should attach a voided personal check or savings account deposit slip so the proper information can be obtained.

RETIREMENT PLANS

You can use the Fund as part of your retirement portfolio. Please contact the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Redeem Shares

If we receive your request by 4:00 p.m. Eastern time, your redemption will be processed the same day. Shares can be redeemed in one of the following ways:

o By Telephone The easiest way to redeem shares is by calling (888) 323-8912. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:

     o    Mail a check to the address of record;

     o    Wire funds to a domestic financial institution;

     o    Mail to a previously designated alternate address; or

     o    Electronically   transfer  the  funds  via  Automatic  Clearing  House
          ("ACH").

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither E.I.I., nor its servicing agents nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions. If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

o BY MAIL Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:

     o    Redemptions over $10,000;

     o    Your account registration has changed within the last 15 days;

     o    The check is not being mailed to the address on your account; or

     o    The check is not being made payable to the owner of the account.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association. There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing addresses listed for purchases. You will earn dividends up to the date your redemption request is processed.

o BY WIRE If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

BY ACH A redemption will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

o    Regular U.S. Mail Address

Send completed Account Application with your check, bank draft, or money order to:

         E.I.I. Realty Securities Fund
         c/o PFPC
         P.O. Box 8910
         Wilmington, DE 19899-8910

o    Overnight Mail Address

Use the following address ONLY for overnight packages:

         E.I.I. Realty Securities Fund
         c/o PFPC
         400 Bellevue Parkway, Suite 108
         Wilmington, DE 19809-3710

Wiring Instructions The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee.

Always call the Transfer Agent at (888) 323-8912 BEFORE wiring funds to obtain a control number.

         PNC Bank, N.A.
         Philadelphia, PA
         ABA # 0310-0005-3
         Credit DDA # 86-0195-6004
         For credit to E.I.I. Realty Securities Fund
         Shareholder Name ___________________
         Account No.  _______________________

o ACH After your account is set up, your purchase amount can be transferred by ACH. Only domestic members banks may be used. It takes about 15 days to set up the ACH feature. Currently, there is no fee for ACH transfers.

THE ORGANIZATION, MANAGEMENT, AND SERVICE PROVIDERS OF THE FUND

Organization of the Fund

The Fund is a series of the E.I.I. Realty Securities Trust, a Delaware Business Trust that was formed on December 22, 1997. The Fund's business affairs are managed under the general supervision of the Board of Trustees. The Statement of Additional Information contains the name and general business experience of each Trustee. The Board of Trustees has the ability to establish new portfolios of shares without shareholder approval.

Trustees

The Board of Trustees consists of Richard J. Adler, David P. O'Connor, Warren K. Greene, Richard W. Hutson, and Samuel R. Karetsky. Mr. Adler is the Chairman of the Board of Trustees and Mr. O'Connor is the President and Treasurer of the Fund. Mr. Adler and Mr. O'Connor are Managing Directors of E.I.I. Mr. Greene is a Senior Vice President of TrendLogic Associates, Inc., a registered investment adviser and commodity trading advisor, and was formerly the president of the American Investors family of no-load mutual funds. Mr. Hutson is retired from Hewitt Associates, an international human resources consulting firm, where he was a senior principal. Mr. Karetsky is a consultant and was formerly Global Head of Private Client Services at Morgan Stanley & Co.

Investment Adviser and Administrator

E.I.I. is the Fund's investment adviser. The investment adviser manages the Fund's business and investment activities. E.I.I. also serves as the Fund's administrator, for which it is paid a fee at an annual rate of 0.25% (reduced to 0.15% for the Institutional Shares) of the Fund's average daily net assets. E.I.I. may subcontract some of its administrative duties to other service providers. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

The Sub-Administrator, Transfer Agent, and Custodian

PFPC Inc., a subsidiary of PNC Bank, N.A., is the Fund's sub-administrator and transfer agent. PNC Bank, N.A. is the Fund's custodian.

Independent Auditors

Ernst & Young LLP serves as independent auditors to the Fund.

Legal Counsel

Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.

ADDITIONAL INFORMATION

Some additional information you should know about the Fund appears in the SAI. If you would like to receive additional copies of any materials, please call the Fund at (888) 323-8912.

Code of Ethics

E.I.I. and the Fund have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Shareholder Communications

You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you also will receive updated prospectuses or supplements to this prospectus. The securities described in this prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.

OTHER SECURITIES IN WHICH THE FUND MAY INVEST AND INVESTMENT TECHNIQUES

The majority of the Fund's portfolio is made up of equity securities; however, the Fund also is permitted to invest in the securities discussed below and in the SAI.

The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, and money market instruments.

Other Securities in which the fund may invest

ASSET-BACKED SECURITIES--Asset-backed securities are a form of complex security. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. Asset- backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.

CORPORATE DEBT SECURITIES--Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.

ILLIQUID SECURITIES--The Fund will not invest more than 10% of its net assets in illiquid securities, not including restricted securities sold pursuant to Rule 144A, as described below.

INVESTMENT COMPANIES--The Fund may invest in securities issued by other investment companies. Under the Investment Company Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, (iii) 10% of the Fund's total assets in the aggregate, and (iv) 100% of the Fund's total assets in another investment company with a similar investment objective. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS--The Fund may invest in the following types of money market instruments:

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

MORTGAGE-RELATED SECURITIES--Mortgage-related securities are secured, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgage-related securities in which the Fund may invest include the following:

o Commercial Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

o Residential Mortgage-Related Securities. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities.

o Collateral Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.

RESTRICTED SECURITIES--The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. E.I.I. will determine the liquidity of Rule 144A securities under the supervision of the Fund's Board of Trustees. The liquidity of Rule 144A securities will be monitored by E.I.I., and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.

ZERO COUPON SECURITIES--The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

INVESTMENT TECHNIQUES

FORWARD COMMITMENTS--The Fund may purchase or sell securities on a forward commitment, when- issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. At no time will the Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

LENDING PORTFOLIO SECURITIES--The Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33?% of the value of the Fund's total assets.

LEVERAGE--Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. The Fund may borrow on a short term basis in order to meet redemptions. Money borrowed for such purposes is limited to 33?% of the value of the Fund's total assets. Typically, the Fund borrows by entering into reverse repurchase agreements with banks, brokers, or dealers.

USE OF COMPLEX SECURITIES--The Fund may invest for hedging purposes in derivative securities, such as futures and options. These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies--Management Policies--Complex Securities" in the Statement of Additional Information. Complex Securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole. Such investments permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

INVESTMENT ADVISER

E.I.I. Realty Securities, Inc.
667 Madison Avenue
16th Floor
New York, NY 10021

TRANSFER AGENT

PFPC, Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809-3710

CUSTODIAN

PNC Bank, N.A.
Airport Business Center
200 Stevens Drive
Lester, PA 19113

OFFICERS & DIRECTORS

Richard J. Adler, Chairman, Chief Executive Officer &
Trustee
David P. O'Connor, President, Treasurer & Trustee
Cydney C. Donnell, Vice President
Peter J. Gavey, Secretary
Warren K. Greene, Independent Trustee
Richard W. Hutson, Independent Trustee
Samuel R. Karetsky, Independent Trustee

                                 E.I.I. REALTY
                                SECURITIES FUND

                                  888-323-8912


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